UNITED STATES
SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 19, 2005

Bovie Medical Corporation
(Exact name of registrant as specified in its
charter)

Delaware	0-12183	11-2644611
(State or other jurisdiction Of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

                       734 Walt Whitman Road, Melville, New York                                      11747

   (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code
(631) 421-5452

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act
(17 CFR 240.l4a-12)

[ ] Pre-commencement communications pursuant to Rule l4d- 2(b) under the Exchange Act (17 CFR 240. l4d- 2(b)

[ ] Pre-commencement communications pursuant to Rule 13 e-4( c) under the Exchange Act (17 CFR 240.13 e-4( c)

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 19, 2005, and effective immediately, Alfred V. Greco resigned as a director of Bovie Medical Corporation (the “Company”) for personal reasons. A copy of Mr. Greco’s letter of resignation is attached as an exhibit to this Form 8-K Current Report.

EXHIBITS:

17.	Letter of Resignation of Alfred V. Greco dated May 19, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2005

/s/ Andrew Makrides
President, Chief
Executive Officer, Chairman
of the Board and Director